                                                                    EXHIBIT 10.1

                                LEASE AGREEMENT
                                ---------------

     PARK PLACE, LLC, an Ohio limited liability company ("Lessor"), and SIGHT RESOURCE CORPORATION, a Delaware corporation ("Lessee") hereby enter into the following Lease Agreement ("Lease") this ninth day of July 2001.

Basic Lease Provisions.
-----------------------

     (A)  Building:                Approximately 20,474 square foot building
          --------
                                   located at 6725 Miami Avenue, Cincinnati,
                                   Ohio 45236.

     (B)  Property:                The Land and Improvements located at 6725
          --------
                                   Miami Avenue, Cincinnati, Ohio 45236 and more particularly described on Exhibit "B" attached hereto.

     (C)  Proportionate Share:     35.9%
          -------------------

     (D)  Premises:                Approximately 7348 square feet of space
          --------
                                   located within the Building and more
                                   particularly identified on Exhibit "A"
                                   attached hereto.

     (E)  Commencement Date:       The date Lessor and Lessee mutually agree in
          -----------------
                                   writing that Lessor has substantially
                                   completed the Tenant Finish Improvements in accordance with construction plans and specifications approved by Lessee subject only to minor punch list items which do not materially affect Lessee's ability to use the Premises for intended purposes.

     (F)  Initial Lease Term:      Five Lease Years commencing on the
          ------------------
                                   Commencement Date and ending at 12 noon on the Termination Date.

     (G)  Termination Date:        The last day of the calendar month in which
          ----------------
                                   occurs the fifth anniversary of the day
                                   immediately preceding the Commencement Date.

     (H)  Renewal Term(s):         None.
          ---------------

     (I)  Base Rent:               See Section 5.1.
          ---------

     (J)  Operating Expenses:      Shall be paid in equal monthly installments
          ------------------
                                   and shall include, Taxes [as defined in
                                   Section 7.2.1 (1)], Insurance Costs [as
                                   defined in Section 7.2.1 (2)], Maintenance
                                   [as defined in Section 7.2.1 (3)], and
                                   Utility Costs [as defined in Section
                                   7.2.1(4)].

                                   Operating Expenses for the First Lease Year shall be $4.38 per square foot (such Operating Expenses are included in Base
                                   Rent). Increases in Operating Expenses shall not exceed 5% for each year for Controllable Expenses [as defined herein], but there shall be no cap on Uncontrollable Expenses.

     (K)  Security Deposit:        Ten Thousand Four Hundred Nine Dollars and
          ----------------
                                   67/100 ($10,409.67).

     (L)  Permitted Use:           Use for general office purposes and for no
          -------------
                                   other purpose.

     (M)  Lessor's Notice Address: Park Place, LLC
          -----------------------
                                   12100 Reed Hartman Highway
                                   Cincinnati, Ohio 45241
                                   Attention: Steven Boymel

     (N)  Lessee's Notice Address: "Eyeshop" USA
          -----------------------
                                   c/o Sight Resource Corporation
                                   3100 Hawkslanding
                                   Cincinnati, Ohio 45244
                                   Attention: Carene Kunkler

     (O)  Broker:                  Grubb & Ellis/West Shell Commercial (Lessor)
          ------

     1.   THE PREMISES.  Lessor leases to Lessee, and Lessee leases from Lessor,
          ------------
on the terms and conditions set forth herein, that portion of the approximately 20,474 square foot building located at 6725 Miami Avenue, Madeira, Ohio 45243 (the "Building") consisting of approximately 7,348 leasable square feet of space and being shown outlined on Exhibit A attached hereto (the "Premises") . The
                            ---------
Building is part of the real property owned by Lessor which is described in Exhibit B attached hereto (the "Property"). Lessor additionally grants to
---------
Lessee, during the term of this Lease, the right to use, in common with other tenants and occupants of the Building (a) all easements and rights appurtenant to the Property, (b) all portions of the Building (if any) designed for the common use of all tenants and occupants of the Building, (c) all utility lines, pipes, conduits and other similar facilities on the Property necessary for the use of the Premises, and (d) all parking areas and drives located on the Property. The Lessor represents and warrants to Lessee there are 80 parking spaces in the parking lot for the exclusive use of tenants in the Building which Lessee may use in common with other tenants of the Building.

     2.   TERM.
          ----

          2.1  Definition. As used in this Lease, "Lease Year" shall mean twelve
               ----------
(12) one-month periods with the first such Lease Year beginning on the Commencement Date, unless the Commencement Date is on a day other than the first day of a calendar month, in which event the first Lease Year shall commence on the first day of the first calendar month after the Commencement Date, and, thereafter, on each anniversary of the first day of the first Lease Year throughout the term of this Lease and any renewals or extensions.

          2.2  Term. This Lease shall be for a term (the "Initial Term") of five
               ----
(5) Lease Years, plus the period beginning on the Commencement Date to the first day of the first Lease Year, if any. Once the Commencement Date has been established, upon request by either party, Lessor and Lessee shall execute a recordable memorandum of lease reflecting the Commencement Date and the date the Initial Term will expire (the "Termination Date").

     3.   RENEWAL TERM.  Intentionally Deleted.
          ------------

     4.   TENANT FINISH IMPROVEMENTS; COMMENCEMENT DATE.
          ----------------------------------------------

          4.1  Definitions. The following terms as used in this Lease shall have
               -----------
the meanings set forth below:

               4.1.1 Tenant Finish Improvements are shown and described on Exhibit "C" attached hereto for general office purposes containing approximately 7,348 square feet of leasable space. The Tenant Finish Improvements shall be performed by Lessor at its sole cost in a good and workmanlike manner, using first-class materials in accordance with all applicable laws, codes and regulations and plans and specifications approved by Lessee. Lessor shall enter into a contract for the Tenant Finish Improvements with a contractor selected by Lessor. Lessor and its contractor shall permit, and coordinate with, Lessee or its contractor to enter the Premises during construction of the Tenant Finish Improvements for purposes of installing cabling, fixtures and doing other work. Upon delivery of possession of the Premises to Lessee as herein above provided, Lessee shall execute a letter of understanding acknowledging (i) the Commencement Date and Expiration Date of this Lease, and (ii) that Lessee has accepted the Premises for occupancy and that the condition of the Premises including the Tenant Finish Improvements and the Building was at the time satisfactory except for any defects as to which Lessee shall have given written notice to Lessor within sixty (60) days after such delivery, and latent defects. Lessor shall promptly after such notice cause the defects to be corrected. Such letter of understanding shall become a part of this Lease. Should Lessee open for business in the Premises, Lessee shall be deemed to have accepted the Premises in the manner described in this Section even though the letter of understanding provided herein may not have been executed by Lessee, except to the extent Lessee notifies Lessor in writing. Lessor hereby warrants that the Tenant Finish Improvements shall be constructed in accordance with the provisions of this Section 4 and Lessor shall repair or replace any portion of the Tenant Finish Improvements which are found to not be so constructed within one (1) year after the Commencement Date. Lessee shall have the right to request changes in the Tenant Finish Improvements, provided that Lessee shall be responsible to pay within ten (10) days after invoice to Lessee, any increased costs as a result of such changes.

     Notwithstanding anything in this Lease to the contrary, in the event Lessor fails to complete the Tenant Finish Improvements in accordance with the provisions of the second sentence of the first paragraph of this Section 4 on or before that date which is ninety (90) days after the date of this Lease and provided that such delay is not the result of events or causes beyond Lessor's control, Lessee may terminate this Lease by written notice to Lessor. Notwithstanding anything in this Lease to the contrary, Lessee shall be permitted to terminate this Lease if Lessor fails to complete the Tenant Finish Improvements by October 15, 2001. Upon such termination, the parties shall be relieved of any and all further liabilities and responsibilities hereunder and Lessor shall return to Lessee the security deposit, the first month's rent and any other sums previously paid by Lessee to Lessor.

     Lessee shall be permitted to enter the Leased Premises approximately sixty
(60) days after the building permit for the Leased Premises has been issued for installation of Lessee's trade fixtures and other items. Lessee may enter the Leased Premises for such purpose so long as Lessee coordinates its entry with Lessor and such entry does not adversely affect Lessor's ability to complete the Tenant Finish Improvements in a timely fashion. The building permit for the Leased Premises shall be obtained within thirty (30) days from the date the plans and specifications are approved by Lessor and Lessee.

               4.1.2    Cabling Allowances.  Upon execution of this Lease,
                        ------------------
Lessor shall make a Seven Thousand Five Hundred Dollars and 00/100 ($7,500.00) contribution to Lessee for cabling expenses. If Lessor and Lessee agree on a renewal term for this Lease, upon commencement of said renewal term, Lessor shall provide lessee with an additional Seven Thousand Five Hundred Dollars and 00/100 ($7,500.00) for such cabling expenses. Lessee shall timely submit to Lessor all invoices for actual cabling work completed by Lessee.

               4.1.3 Lessor shall contact its architect to prepare a floor plan. If this Lease is not executed, Lessee shall pay fifty percent (50%) of the expenses of any architectural fees within ten (10) days from the date Lessee is invoiced by Lessor. Such architectural fees to be paid by Lessee shall not exceed Seven Hundred Fifty Dollars and 00/100 ($750.00).

               4.1.4 Lessor shall contribute up to Two Thousand and 00/100 Dollars ($2,000.00) for an electronic, key-card access security system to be selected by Lessee. Any costs incurred above Two Thousand and 00/100 Dollars shall by the paid by the Lessee.

     5.   RENT.
          ----

          5.1  Base Rent.  Lessee shall pay Base Rent for the Premises for each
               ---------
Lessor shall make a Seven (the "Base Rent") as follows:

         Lease Year(s)       Rent per Sq. Ft.*      Annual Base Rent      Monthly Base Rent**
         -------------       -----------------      ----------------      -------------------
             1-2                  $16.50              $121,242.00             $10,103.50

              3                   $17.00              $124,916.00             $10,409.67

             4-5                  $17.50              $128,590.00             $10,715.83

     * Base Rent includes Operating Expenses which for the first Lease Year shall be $4.38 per square foot. Such Operating Expenses may be adjusted as specified in Section 7 of this Lease.

     ** Lessee shall not be required to pay Base Rent for the first month of the first Lease Year. Lessee shall, however, be responsible for all Cincinnati Gas and Electric charges during the first month of the first Lease Year.

          5.2  Manner of Payment of Base Rent. Lessee shall pay the Base Rent in
               ------------------------------
the equal monthly installments set forth in Section 5.1, in advance, on or before the first day of each month during the Term, without demand, deduction, counterclaim or set off, at Lessor's notice address or at such other address as Lessor may designate by notice to Lessee.

          5.3  Late Charges. If any installment of Base Rent, Additional Rent
               ------------
(as hereinafter defined) or any other amount required to be paid by Lessee under this Lease (collectively, all such amounts sometimes being referred to herein as "Rent") is not paid within seven (7) days from the date such Rent is due, Lessee shall immediately pay Lessor a service fee in the amount of five percent (5%) of such installment or amount. In addition, if any installment of Base Rent, Additional Rent or any other amount required to be paid under this Lease is not paid within seven (7) days from the date when it is due, each such unpaid installment or amount shall bear interest from the date it was due until paid at the "Default Rate" (as defined in Section 10.2).

     6.   SECURITY DEPOSIT.
          ----------------

          6.1  Security Deposit. Concurrently with Lessee's execution of this
               ----------------
Lease, Lessee has deposited with Lessor the sum of Ten Thousand Four Hundred Nine and Dollars 67/100 ($10,409.67) as security for the payment by Lessee of the Base Rent and other charges set forth in this Lease, and for the performance by Lessee of all the terms and conditions of this Lease. If at any time during the term of this Lease, Lessee is in default in the performance of any provision of this Lease, Lessor shall have the right to use all or any part of the security deposit in payment of any Base Rent or other charges, reimbursement of any expense incurred by Lessor or payment of any damages incurred by Lessor because of Lessee's default. If any portion of the deposit is so used or applied, Lessee shall, within ten (10) days after written demand from Lessor, remit to Lessor a sufficient amount to restore the security deposit to its original amount. If any portion of the security deposit is so used or applied, Lessor shall, within thirty (30) days after written demand from Lessee, remit to Lessee an itemized statement evidencing how the security deposit was used.

          6.2  Refund. If the security deposit has not been utilized as provided
               ------
in Section 6.1, then the security deposit, or so much of it as has not been so utilized, shall be refunded to Lessee, without interest, upon full performance of all the terms of this Lease by Lessee. Lessor shall have the right to retain the entire security deposit, or so much as Lessor deems necessary, until either Lessee vacates the Premises or this Lease is terminated, whichever is later.

          6.3  Use and Transfer of Security Deposit. Lessor shall have the right
               ------------------------------------
to commingle the security deposit with other funds of Lessor. Lessor shall also have the right to deliver the security deposit to any successor to Lessor's interest in the Premises, and upon that delivery, Lessor shall be discharged from further liability with respect to the security deposit. If claims of Lessor exceed the security deposit, Lessee shall remain liable for the balance of the claims. Lessee may not assign its right to the security deposit in whole or in part.

     7.   ADDITIONAL RENT.
          ---------------

          7.1  Additional Rent. In addition to the Base Rent (which includes
               ---------------
Additional Rent in the amount of $4.38 per square foot) set forth in Section 5.1, Lessee shall pay to Lessor, as Additional Rent, Lessee's Proportionate Share (as hereinafter defined) of Operating Expenses (as hereinafter defined) in excess of $4.38 per square foot for the Building and the Property subject to the limitations on increases in Controllable Expenses.

          7.2  Definitions.
               -----------

               7.2.1 "Lessee's Proportionate Share" is equal to the number of leasable square feet of space in the Premises divided by the total number of square feet of space in the Building.

               "Operating Expenses" shall mean all expenses, costs and disbursements expended by Lessor, including management fees, expenses of a non-capital nature incurred in any calendar year in operating, maintaining, servicing and repairing the nonstructural portions of the Building and Property, including but not limited to, the following:

                       (1) Taxes. "Taxes" shall mean all real estate taxes and installments of assessments, or substitutes therefor, all charges in lieu of taxes, and all other payments in lieu of taxes made by special agreement or otherwise incurred during any calendar year on the Property, and any personal property taxes imposed upon the Property. Expenses incurred by Lessor in obtaining or attempting to obtain a reduction of any Taxes shall be included in the amount of any such Taxes, up to the extent of any reduction obtained. Taxes that are being contested by Lessor shall nevertheless be included for purposes of the computation of Additional Rent; provided, however, that if Lessee shall have paid any amount of such Taxes as Additional Rent and Lessor thereafter receives a refund of any portion of any Taxes on which such payment was based, Lessor shall refund to Lessee the pro rata share of such refund, after deducting all expenses, if any, incurred by Lessor in obtaining such reduction. Except as indicated below, Lessor shall have no obligation to contest the imposition of any Taxes and, unless Lessee has requested a challenge as described below, in which event Lessor shall not settle any dispute unless approved by Lessee, Lessor may settle, consent to, waive or otherwise resolve any such contest in its sole discretion.

                         (2)  Insurance  Costs.  "Insurance Costs" shall mean
Lessor's cost of maintaining insurance with respect to the Building and the Property, including, without limitation, all-risk property and casualty insurance, liability insurance and rent insurance. Such insurance may be carried in such amounts and with such companies as Lessor shall determine appropriate or as Lessor's lender may require.

                         (3)   Maintenance.  All driveway and parking
maintenance, including but not limited to, repair, cleaning, striping, snow and ice removal; planting, replanting, landscaping (but not additional new landscaping); lobby and restroom cleaning costs, maintenance and cleaning of all common portions of the Building and garbage removal.

                         (4)  Utility costs (to the extent not separately
metered) associated with the operation of the in-common portions of the Building and Property, including, if applicable, but not limited to, water, parking area lights, walkway lights and exterior security lights, waste and sewage charges. Utility costs shall not include any utility costs incurred by other tenants in the Building.

     Operating Expenses shall not include the cost of work done to space leased to other tenants or legal fees and all other costs in connection with tenant leases and enforcing tenant obligations; financing fees, late penalties and interest or any principal amortization on loans; depreciation or amortization of the Building and equipment thereon; management fees in excess of 3% of Base Rent; any costs or expenses associated with damage or destruction to the Property; costs of any removal, abatement, remediation or containment of any toxic or hazardous material; costs and expenses incurred for repairs and replacements due to faulty workmanship or materials used in the construction of the Building or due structural or design defects; or costs incurred by Landlord in connection with complying with laws, rules, orders or regulations of governmental authorities (unless such compliance relates to Lessee's use of the Premises which is different from office use generally).

     Upon fifteen (15) days written notice to Lessor, Lessee shall have the right each lease year to conduct one audit of Lessor's books and records relating to Operating Expenses for the prior lease year. In the event such audit reveals a discrepancy of more than five percent (5%) between Lessor's costs and the amount Lessee has paid in Additional Rent, Lessee may audit prior lease years. Lessor shall keep books and records regarding the Operating Expenses. Furthermore, in the event of a discrepancy either Lessor or Lessee shall remit the amount of such discrepancy to the other party within niney (90) days from the date such audit has been completed.

                         (5)  "Uncontrollable Expenses" shall be defined as
                              -------------------------
water/sewer expenses, real estate taxes, governmental taxes and assessments, insurance costs and snow removal.

                         (6)  "Controllable Expenses" shall be defined as all
                               -----------------------
expenses except Uncontrollable Expenses.

               7.3  Budget.  For each calendar year during the Term, Lessor
                    ------
shall prepare and submit to Lessee a budget showing estimated Operating Expenses for such calendar year ("Budgeted Expenses") which shall not increase Controllable Expenses by more than five percent (5%) from year to year. Lessee shall pay as Additional Rent, in equal monthly installments, in advance, in the same manner as Base Rent, one twelfth (1/12th) of Lessee's Proportionate Share of the Budgeted Expenses. For the first Lease Year Operating Expenses are $4.38 per square foot.

               7.4  Statements.  Following the end of each calendar year ending
                    ----------
during the Term, Lessor shall furnish to Lessee a itemized statement (the "Statement") showing a comparison of Lessee's Proportionate Share of the actual Operating Expenses incurred for the calendar year just ended, with the amount of Additional Rent paid by Lessee during such year for Budgeted Expenses. If the amount of Additional Rent for Budgeted Expenses paid by Lessee is less than Lessee's Proportionate Share of the actual Operating Expenses for such year, the Statement shall specify the amount of such deficiency (a "Deficiency"), and Lessee shall pay the amount of such Deficiency within thirty (30) days of such Statement. If the amount of Additional Rent for Budgeted Expenses paid by Lessee for the calendar year just ended is greater than Lessee's Proportionate Share of the Operating Expenses for such year, the Statement shall specify the amount of such excess (an "Excess"), and Lessee shall be entitled to a credit against the Additional Rent next becoming due, or, if the Term has ended, a refund in the amount of any unapplied portion of the Excess.

               7.5  Fines Etc.  Every fine, penalty, cost and interest payment
                    ---------
which may be added for nonpayment or late payment of any amounts which Lessee is required to pay pursuant to this Lease shall also constitute Additional Rent. If Lessee fails to pay any Additional Rent when due, Lessor shall have all rights, powers and remedies with respect thereto as are provided herein or by law in the case of nonpayment of Base Rent.

     8.   MAINTENANCE.
          -----------

          8.1  Lessor's Maintenance and Other Obligations.  Lessor shall, at its
               ------------------------------------------
expense except for any of the following which are included as Common Area Maintenance in Operating Expenses, perform all repairs and maintenance and make all replacements as are necessary to keep in good order, condition and repair
(i) the roof and all structural elements and portions of the Premises and the including structural walls, floors and foundations, (ii) all exterior elements and portions of the Building and the Property, including without limitation driveways, sidewalks and parking lots, and (iii) any utility lines, pipes, conduits, equipment and building systems that serve the Premises or the Building. In addition, Lessor, at its expense, shall repair, replace or restore all damage to the Premises or the Building caused by the negligent acts or omissions of Lessor or its agents, contractors, employees or invitees, or by a breach by Lessor of its obligations under this Lease. In addition to Lessor's Maintenance Obligations, Lessor shall provide, hot and cold running water, lights on the exterior at the Premises, common areas and parking lot, janitorial services, snow removal and signage outside the entrance to the Premises and on the tenant roster board in the lobby of the Building.

          8.2  Lessee's Maintenance. Lessee shall, at its expense, perform all
               --------------------
repairs and maintenance and make all replacements as are necessary to keep in good order, condition and repair, all portions of the interior of the Premises, including, but not limited to, interior walls, floor coverings, carpeting, finished ceilings, light fixtures, doors and entranceways, glass, windows and all plumbing, and electrical fixtures and HVAC Systems in the Premises and not used in common with other present or future lessees of the Building. Lessee further agrees that it will not cause or permit any waste or damage to the Premises, subject, however, to ordinary wear and tear, nor allow the accumulation of boxes, barrels, packages, wastepaper or other trash to the extent such accumulation is maintained within the Premises and creates an unreasonably dangerous condition. In addition, Lessee at its expense shall repair, replace or restore all damage to the Premises or the Building caused by the negligent acts or omissions of Lessee or its agents, contractors, employees or invitees, or by a breach by Lessee of its obligations under this Lease. Lessor shall assign to Lessee any and all warranties in connection with the HVAC System in the premises. In the event such warranty is not assignable, Lessor shall pay for such repair or maintenance of the HVAC System to the extent not covered by warranty and Lessee shall reimburse Lessor its out of pocket expenses incurred in effectuating such repair or maintenance within thirty (30) days after receipt of Lessor's invoice.

     9.   OBLIGATIONS OF LESSEE.  During the Term of this Lease, Lessee agrees
          ---------------------
as follows:

          9.1  Use of Premises.  Lessee shall only use the premises for general
               ----------------
office purposes and for no other purpose.

          9.2  Compliance with Laws and Covenants.  During the Term of this
               ----------------------------------
Lease, and in connection with this Lease and Lessee's possession and occupancy of the Premises, Lessee shall comply with all laws, regulations and orders of any governmental authority, in effect as of the

Commencement Date or thereafter, and related to the use, occupancy, maintenance and alteration of the Premises and with all restrictive covenants in effect as of the Commencement Date or thereafter with respect to the Property and/or Property Improvements. Lessee shall not do or permit anything to be done which will increase the premiums for fire insurance for the Building. At no time during the Term shall Lessee store any inventory, equipment or any other materials, outside the Building. Notwithstanding anything to the contrary herein, Lessor shall be responsible, at its costs, to construct any alterations or improvements to the Premises required by any laws, regulations or rules of any governmental authority except to the extent necessitated by Lessee's use the Premises which is different from typical office uses.

          9.3  Alterations.  Except for alterations that (i) are non-structural
               -----------
in nature; (ii) do not have an adverse and material impact upon the mechanical, electrical, plumbing or heating, ventilation and air conditioning systems and equipment incorporated into the Property Improvements; (iii) do not affect the exterior appearance of the Property Improvements; and (iv) do not cost in excess of Five Thousand Dollars ($5,000.00), Lessee shall make no alterations in or to the Premises, including the parking lots, driveways or open areas as located thereon, unless and until plans and specifications therefor and the contractors to be used have been approved by Lessor in writing which shall not be unreasonably withheld, conditioned or delayed. Lessee may remove its trade fixtures, personal property and machinery prior to the expiration or earlier termination of this Lease, provided that Lessee repairs any damage to the Premises caused by such removal, ordinary wear and tear excepted. Nothing in this Lease shall, however, be construed to constitute the consent of Lessor to the creation of any lien, and no person shall be entitled to any lien on the Premises. In the event, despite this provision, a lien is placed thereon by an entity or person claiming under Lessee, Lessee shall cause such lien to be removed or shall, immediately upon request of Lessor, provide a corporate surety bond satisfactory to Lessor which shall save Lessor harmless under such lien and from any interest, costs and attorneys' fees incurred by Lessor in connection therewith. Lessee shall indemnify Lessor from any and all costs and expenses incurred by Lessor as a result of such liens. All approved installations, alterations, additions or other improvements made by Lessee shall be made in a good and workmanlike manner and after the initial move-in, by such contractors or mechanics as may be approved in writing by Lessor.

          9.4  Assignment and Subletting Prohibited.  Lessee shall not, without
               ------------------------------------
the prior written consent of Lessor which shall not be unreasonably withheld, delayed or conditioned (i) assign, mortgage or encumber this Lease or any interest under this Lease; (ii) permit any assignment of this Lease by operation of law; or (iii) permit the use or occupancy of the Premises by any party or parties other than Lessee or Lessee's agents and employees, provided that Lessor's consent shall not be needed in connection with an assignment or sublease arising out of a merger or consolidation, or sale of substantially all of the assets of Lessee, or any changes or transfers of ownership and or control of Lessee or Lessee's business.

          9.5  Right of Recapture.  If Lessee desires to assign this Lease or
               ------------------
sublet the Premises in whole or in part, Lessee shall give Lessor written notice at least thirty (30) days prior to the proposed effective date of the assignment or subletting. Lessee's notice shall include all of the terms of the proposed assignment or sublease and shall state the consideration therefor. Lessee's notice shall state the name and address of the proposed assignee or subtenant and a true and complete copy of the proposed assignee or subtenant and a true and complete copy of the proposed assignment or sublease, shall be delivered to lessor with Lessee's notice. In such event, if Lessor's consent is required for such subleasing or assignment, Lessor shall have the right, to be exercised by giving notice to Lessee within ten (10) days after receipt of Lessee's notice, to recapture the space described in Lessee's notice and such recapture notice shall, if given, cancel and terminate this Lease with respect to the affected space as of the date stated in Lessee's notice. If Lessee's proposed assignment or sublease covers all of the Premises, and Lessor exercise its recapture right, the Term of this Lease shall expire on the date of commencement of the Term of the proposed sublease, or on the effective date of the proposed assignment stated in Lessee's notice as if that date had been fixed for the expiration of the term hereof. If, however, this Lease is canceled with respect to less than the entire Premises, the Base Rent shall be adjusted on the basis of the number of square feet retained by Lessee in proportion to the number of square feet contained in the Premises, and this Lease as so amended shall continue in full force and effect.

          9.6  Subletting Adjustment.  For the purposes of this Section 9.6,
               ---------------------
the following terms shall have the following meanings:

          (A) "Subletting Rent" shall mean the gross amount of rent or other consideration paid during the term of this Lease to Lessee, as a sublessor or assignor, by a sublessee or assignee, pursuant to a sublease or assignment, less Lessee's actual out-of-pocket expenses of subletting.

          (B) "Excess Subletting Rent" shall mean that amount of Subletting Rent for any month during the term of this Lease which is in excess of the amount of Base Rent owed by Lessee to Lessor under
               Section 5 of this Lease for the same month. Excess Subletting Rent shall be deemed "rent" for all purposes under this Lease.

          During the Term of this Lease, Lessee shall pay to Lessor, in addition to rent and other sums due Lessor hereunder, one hundred (100%) of the amount of any Excess Subletting Rent.

          Notwithstanding the foregoing, Sections 9.5 and 9.6 of this Lease shall not apply to those sublessee's that Lessor approves in writing on such forms pre-approved by Lessor. Such subleases shall be in the ordinary course of Lessee's business and shall not, in the aggregate, constitute more than twenty percent (20%) of the Premises.

          Nothing contained in this Section 9.6 shall be construed at any time to reduce the monthly installments of Base Rent payable by Lessee to Lessor, or to permit or authorize a subletting or assignment other than in accordance with
Section 9.4.

          9.7  Lessee Not Released.  Except as provided in Section 9.5, and
               -------------------
notwithstanding Lessor's consent, no subletting or assignment shall release or discharge Lessee from any past, present or future liability under this Lease. Each permitted subtenant or assignee shall agree to comply with and be bound by all of the terms, conditions, and agreements of this Lease to the extent of the space sublet or assigned, and Lessee shall deliver to Lessor, promptly after execution, an executed copy of each such sublease or assignment and an agreement of compliance by each such subtenant or assignee in a form satisfactory to Lessor. If this Lease is assigned or if any part of the Premises is sublet or occupied by anyone other than Lessee, Lessor may, after default by Lessee, collect rent from the assignee, subtenant or occupant, and apply the net amount collected to the Base Rent reserved in this Lease, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of any of Lessee's covenants contained in this Lease or the acceptance of the assignee, subtenant or occupant as Lessee, or a release of Lessee from further performance by Lessee of Lessee's covenants contained in this Lease.

          9.8  Reimbursement of Lessor's Costs.  Lessee agrees to pay to Lessor,
               -------------------------------
on demand, all reasonable costs up to a maximum of $1,000 including, but not limited to, reasonable attorneys' fees and fees for the preparation and/or review of all applicable documents, incurred by Lessor in connection with any request by Lessee that Lessor consent to any assignment or subletting of the Premises except for Lessor's initial review of any subleasing documents referenced in Section 9.4 above.

          9.9  Effect of Prohibited Transaction.  Lessor shall not be bound by
               --------------------------------
any sale, assignment, mortgage, transfer, or subletting of this Lease or transfer of control of Lessee which is not in compliance with the provisions of this Section 9.

          9.10 Signs.  Lessor shall either approve or disapprove (which
               -----
disapproval shall be accompanied by the reasons for Lessor's disapproval) any requests for signage within ten (10) days after Lessor's receipt of Lessee's request and all information and details reasonably necessary for Lessor to make its decision. Lessee shall be responsible, at its expense, for obtaining any permits relating to its signage requirements. Lessor shall remove the word "medical" for the interior lobby plaque. Lessor shall also have the Lessee's name, Sight Resource Corporation, inserted on the main entrance door.

          9.11 Utilities.  Lessor shall provide (via the respective utility
               ---------
company) all utility services to the Premises. To the extent Lessee's utilities are separately metered, Lessee shall directly pay the provider for all utilities furnished to or consumed solely on the Premises, with the exception of water which shall be included in Operating Expenses. If such utilities are not separately metered, Lessee shall pay Lessor directly for Lessee's Proportionate Share of Lessor's out-of-pocket cost for utilities within ten (10) days from the date of Lessor's invoice, which shall be itemized.

     10.  RIGHTS RESERVED TO LESSOR.  Lessor shall have the following rights:
          -------------------------

          10.1   Entrance. Lessor shall have the right to inspect and to show
                 --------
the Premises at all reasonable times, after 24-hour notice, for appraisal purposes or to show to prospective Purchasers or Lenders. Lessor shall have the right to enter, after 24-hours notice, and show the Premises at all reasonable times to prospective Lessee's provided that this Lease is in the final One Hundred Eighty (180) days of the Initial Lease Term or Renewal Term in which Tenant declines to exercise its option to renew or within One Hundred Eighty
(180) days prior to the expiration of the final Renewal Term, and to enter the Premises at any reasonable time, after 24-hour notice, to make such repairs, additions or alterations as it may deem necessary for the safety, improvement, or preservation of the Premises, all of which shall be done during normal business hours in such a manner as not to interfere materially with Lessee's use of the Premises, except in the case of an emergency.

          10.2   Right to Cure. All costs, charges, adjustments and expenses
                 -------------
which Lessee is obligated to pay under this Lease (including but not limited to amounts payable in order to release liens) shall be deemed to be Additional Rent and shall be collectible in the same manner as the Rent and, in the event of nonpayment, Lessor shall have the same rights and remedies provided for in the case of nonpayment of Rent. If Lessee fails to make any payment which it is required to make (other than the payment of Rent), including but not limited to payment of any utility costs, whether or not separately metered, or shall default in performing any of its obligations under this Lease, Lessor, at its option, at any time after ten (10) days' notice to Lessee, may (but shall not be obligated to) make such payment, or cause any such obligation of Lessee to be performed for and on behalf of Lessee, expending such sums as may be necessary to perform or satisfy any such obligation of Lessee. All sums so expended by Lessor, together with interest at a rate (the "Default Rate") equal to the lesser of four percent (4%) over the prime rate then in effect at The Provident Bank, or its successor, or the maximum rate allowable by law, from the date of such expenditure until paid in full, shall be deemed Additional Rent, and shall be repaid by Lessee to Lessor on demand; but no such payment, act or expenditure by Lessor shall be deemed a waiver of Lessee's default nor shall it affect any other remedy of Lessor by reason of such default.

     11.  RIGHTS OF THE PARTIES IN THE EVENT OF EMINENT DOMAIN OR CASUALTY.
          ----------------------------------------------------------------

          11.1   Eminent Domain. In the event the Premises or any "material
                 --------------
portion" thereof (as hereinafter defined) shall be acquired by the exercise of eminent domain by any public or quasipublic body or otherwise taken or condemned, then Lessor may terminate this Lease as of the date that possession thereof is taken by the condemning authority by giving written notice to Lessee. Lessor shall also have the right to terminate this Lease if all or any substantial part of the Building or Property is taken or condemned or sold under threat of taking. The rights of termination of Lessor under this Section 11.1 shall be exercised within a reasonable time after notice of the taking, but in no event later than the effective date of the taking or sale. Lessee shall have no claim against Lessor or the condemning authority on account of such taking for the value of the remaining unexpired term of this Lease, and all damages awarded or compensation given as a result of such taking shall belong to and be the sole property of Lessor, except Lessee shall be entitled to any specific award or compensation allocated to the cost of removal of equipment or property of Lessee or relocation by Lessee. A portion of the Premises so acquired shall be deemed to be a "material portion" thereof if the remainder thereof is not suitable for the conduct of Lessee's business, as determined in Lessee's reasonable discretion.

          11.2   Fire and Casualty.
                 -----------------

                 11.2.1 If less than a substantial portion of the Premises (as described in Section 11.2.5) is partially damaged by fire or other casualty, Lessor shall repair and restore the damaged portion of the Premises to substantially the same condition prior to such fire or other casualty within one hundred eighty (180) days after the date of such destruction or damage, except that Lessor shall not be required to repair or restore any leasehold improvements installed in the Premises by Lessee. If Lessor fails to repair and restore the Premises within one hundred eighty (180) days after the date of such damage or destruction, then Lessee may elect (1) to make or complete such repairs, and Lessor shall reimburse Lessee promptly upon demand for any costs thereof, or (2) terminate this Lease after having provided thirty (30) days prior notice of such termination.

                 11.2.2 If all or a substantial portion of the Premises is damaged, destroyed or rendered unfit for occupancy as a result of fire or other casualty such that it is reasonably determined by Lessor that the Premises can be restored to substantially its condition prior to the casualty within one hundred eighty (180) days after the casualty date, Lessor may elect, by giving written notice to Lessee within thirty (30) days after the casualty date (i) to terminate this Lease as of the casualty date; or (ii) to repair and restore the Premises. If the Premises or a substantial portion thereof is so damaged, destroyed or rendered unfit such that Lessor determines that it cannot be restored to substantially its condition prior to such casualty within one hundred eighty (180) days after the casualty date, or if the insurance proceeds are insufficient to restore the Premises to substantially its condition prior to the casualty, either party may elect, by giving written notice to the other within thirty (30) days after the casualty date, to terminate this Lease. If this Lease has not been terminated by a party having the right to do so in accordance with this Section 11.2.2 by the date thirty (30) days after the casualty date, then Lessor shall with due diligence repair and restore the Premises to substantially its condition prior to the casualty. If Lessor fails to repair and restore the Premises as specified above within one hundred eighty
(180) days after the casualty date, then Lessee may elect to terminate this Lease. If this Lease is terminated in accordance with this Section 11.2.2, the Rent and all additional charges shall be prorated as of the date of the casualty.

                 11.2.3 All Rent, until such repairs as Lessor elects or is required to undertake are substantially completed, shall be abated according to a pro-rata calculation in proportion to the part of the Premises which is not tenantable by Lessee, as determined in Lessee's reasonable discretion.

                 11.2.4 If this Lease is not terminated pursuant to Section 11.2.2, Lessee shall as promptly as practicable after the occurrence of any damage or destruction make such repairs and replacements in the Premises as are necessary to restore Lessee's leasehold improvements, as determined by Lessee.

                 11.2.5 A substantial portion of the Premises for the purposes of this Article 13 shall be deemed to mean (1) that Lessee is unable to use forty percent (40%) or more of the space in the Premises for the operation of Lessee's business or (2) material damage to the mechanical systems that service the Premises.

     12.  INSURANCE; DAMAGE TO LESSEE'S PROPERTY.
          --------------------------------------

          12.1   Insurance. During the term of this Lease, Lessor shall maintain
                 ---------
insurance against fire and such other risks as are from time to time included in an "all-risk" of loss insurance policy, including earthquake coverage, insuring the full replacement cost of the Building and the Premises including without limitation the Tenant Finish Improvements. Lessor's insurance may also include plate glass coverage and such rent and/or business interruption coverage as Lessor may deem appropriate or as Lessor's lender may require in order to protect the rent payments that would otherwise be paid by Lessee during any period of restoration. All of Lessee's personal property placed in or about the Premises shall be at Lessee's sole risk, and Lessor and its agents and employees shall not be liable to Lessee, or its agent or employees for theft, loss or misappropriation, or for any damage or injury due to explosion, water, rain, snow, frost, steam, gas, electricity, heat, cold, dampness, falling plaster, sewage, odors, noise, leaks from any part of the Building or the roof, the bursting or leaking of pipes, plumbing, electrical wiring and equipment and fixtures of all kinds, or any act or neglect of any other person or from any other cause whatsoever, except for the negligence or willful misconduct of Landlord or its employees or agents. Lessee shall give immediate notice to Lessor in case of fire or accident in the Premises or of any defects, damage or injury in the Premises or in any fixtures or equipment.

          12.2   Waiver of Claims. Notwithstanding any other provisions of this
                 ----------------
Lease, to the extent that insurance coverage is required to be maintained by this Lease, Lessor shall not be liable for loss or damage to any fixtures, furnishings, leasehold improvements or personal property located or found in or around the Premises caused by fire or other perils usually covered by an "all-risk" of loss insurance policy, and to the extent permitted by its insurance, Lessee waives all rights of subrogation against Lessor with respect to such perils. Notwithstanding any other provision of this Lease, to the extent that insurance coverage is required to be maintained by this Lease, Lessee shall not be liable for loss or damage to the Premises or the Building caused by fire or other perils usually covered by "all-risk" of loss insurance policy, and to the extent permitted by its insurance, Lessor waives all rights of subrogation against Lessee with respect to such perils. Lessor and Lessee shall each cause their respective insurance policies to be maintained pursuant to this Article 12 to contain waivers of subrogation as described in this Section 12.2.

          12.3   Lessee's Insurance. Lessee shall carry and maintain public
                 ------------------
liability insurance on the Premises throughout the Term covering Lessor as an additional insured and any mortgagee of the Premises as an additional insured, with terms and companies satisfactory to Lessor and for limits of not less than Two Million Dollars and 00/100 ($2,000,000.00) for personal injury or death arising out of any one occurrence and not less than One Million Dollars and 00/100 ($1,000,000.00) for damage to property arising out of any one occurrence. Lessee shall also carry insurance against fire and such other risks as are from time to time included in an "all-risk" of loss insurance policy, insuring the full replacement cost of all items of personal property located on or within the Premises, regardless of whether any such items will constitute fixtures and be surrendered to Lessor upon expiration of the Term, and all leasehold improvements installed by Lessee. All such policies shall be cancelable only upon thirty (30) days prior written notice to Lessee and Lessor. Prior to the commencement of the Term and within fifteen (15) days prior to the expiration of each such policy, Lessee, upon any request by Lessor, shall furnish Lessor with copies of such policies or certificates evidencing that such insurance is in full force and effect and stating the terms of the insurance.

     13.  INDEMNIFICATION.
          ---------------

          13.1   Lessee's Indemnification. Lessee shall be responsible and
                 ------------------------
liable to Lessor for any damage to the Premises resulting from the negligence of Lessee, its employees, licensees, invitees, or agents, except as provided in
Section 12.2. Lessee shall defend, indemnify and save harmless Lessor against any and all claims arising in any way from Lessee's use and occupancy of the Premises or from any work or thing done by or on behalf of Lessee in or about the Premises (other than the Tenant Finish Improvement), and Lessee will further defend, indemnify and save Lessor harmless from and against any and all claims arising from any breach or default in the performance of any of Lessee's obligations under this Lease or arising from any act or negligence of Lessee, its agents, contractors, employees, invitees and licensees, and from and against all costs, counsel fees, expenses and liabilities incurred in connection with any such claim.

          13.2   Lessor's Indemnification. Lessor shall be responsible and
                 ------------------------
liable to Lessee for any damage to the Premises resulting from the negligence of Lessor, its employees, licensees, invitees, or agents, except as provided in
Section 12.2. Lessor shall defend, indemnify and save harmless Lessee against any and all claims arising in any way from Lessor's use and occupancy of the Premises or from any work or thing done by or on behalf of Lessor in or about the Premises, and Lessor will further defend, indemnify and save Lessee harmless from and against any and all claims arising from any breach or default in the performance of any of Lessor's obligations under this Lease or arising from any act or negligence of Lessor, its agents, contractors, employees, invitees and licensees, and from and against all costs, counsel fees, expenses and liabilities incurred in connection with any such claim.

     14.  REPRESENTATIONS AND WARRANTIES OF LESSOR. In order to induce Lessee to
          ----------------------------------------
enter into this Lease, Lessor represents and warrants to Lessee as follows, which representations and warranties are true on the date Lessor is executing this Lease. In addition, Lessor covenants to notify Lessee promptly in writing if Lessor becomes aware that any of the following representations and warranties will not be materially true as of the Commencement Date, in which event Lessee shall have no obligations hereunder, including, without limitation, the obligation to pay any Rent hereunder, until such time as the following matters are true in all material respects:

          14.1   Title. Lessor holds fee simple title to the Premises, free,
                 -----
clear and unencumbered, subject only to record exceptions to title, which will not impair the rights of Lessee under this Lease and which will not interfere with Lessee's use and occupancy of the Premises pursuant to the terms of this Lease.

          14.2   Utilities. All water, sewer, gas, electric and drainage
                 ---------
facilities necessary for the Building's use and operation and all other utilities required by law are available to service the Premises for Lessee's use and occupancy of the Premises pursuant to the terms of this Lease.

          14.3   Lessor's Organizational Status. Lessor is an Ohio limited
                 ------------------------------
liability company duly organized, validly existing and has filed all certificates and other documents necessary under Ohio law.

          14.4   Legal Access. That there will be ingress and egress to the
                 ------------
Premises from a dedicated and accepted public street or highway or a recorded easement suitable for Lessee's use and occupancy of the Premises pursuant to the terms of this Lease.

          14.5   Compliance With Law. As of the Commencement Date, the Building,
                 -------------------
the Premises and the Tenant Finish Improvements shall comply with all applicable federal, state and local laws, rules, orders, regulations and ordinances.

          14.6   Zoning.  The Property is zoned for office use.
                 ------

          14.7   Lobby. Lessor shall provide Lessee for use in common with other
                 -----
tenants in the Building, a furnished lobby. Such furnishings shall be comparable to other first class office buildings of similar size and character located within the greater Cincinnati area.

     15.  DEFAULTS AND REMEDIES.
          ---------------------

          15.1   Defaults by Lessee. Each of the following shall be deemed an
                 ------------------
"Event of Default" by Lessee:

                 15.1.1 Failure to pay Rent, or any other amounts herein provided to be paid within seven (7) days from the date Lessor provides Lessee written notice that such Rent or other amounts are due or seven (7) days from the date due if Lessor is not obligated to provide notice pursuant to the immediately preceding sentence. Lessor shall only be required to provide such notice of default once per Lease Year;

                 15.1.2 Failure to perform any other act to be performed by Lessee hereunder or to comply with any condition or covenant contained herein on Lessee's part to be kept or performed, and such failure continues for a period of thirty (30) days after written notice from Lessor to Lessee; provided that such period shall be extended for the period of time reasonably necessary to cure such failure so long as Lessee promptly commences such cure within such thirty (30) day period and thereafter diligently prosecutes such cure to completion; or

                 15.1.3 Lessee's adjudication as a bankrupt; the making by Lessee of a general assignment for the benefit of creditors by or against Lessee; Lessee's taking the benefit of any insolvency action or law; the appointment of a permanent receiver or trustee or custodian in bankruptcy for Lessee or its assets; the appointment of a temporary receiver for Lessee or its assets if such temporary receivership has not been vacated or set aside within thirty (30) days from the date of such appointment; the initiation of an arrangement or similar proceedings for the benefit of creditors by or against Lessee; or the termination of Lessee's existence, whether by dissolution, agreement, death or otherwise.

          15.2   Remedies of Lessor. Upon the occurrence of any Event of Default
                 ------------------
by Lessee as provided in Section 15.1, Lessor shall have the immediate right to re-enter and may remove all persons and property from the Premises. Whether or not Lessor elects to re-enter, as herein provided, or take possession pursuant to legal proceedings or pursuant to any notice provided by law, Lessor may (i) at its option terminate this Lease by giving written notice to Lessee specifying a date on which this Lease shall terminate, and upon such date, this Lease shall terminate, and/or (ii) from time to time, without terminating this Lease, relet the Premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Lessor in the exercise of its sole discretion may deem advisable, with the right to make alterations and repairs to the Premises as necessary in order to so relet the Premises. Lessor may from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease or available to Lessor at law or in equity. Nothing contained in this Lease shall be deemed a limitation upon any remedies available to lessor. Lessor shall use reasonable, good faith efforts to mitigate its damages upon the occurrence of an Event of Default. The proceeds of any re-letting shall be applied first to pay Lessor all costs and expenses of such re-letting (including without limitation costs and expenses of retaking or repossessing the Premises, removing persons and property therefrom, securing new tenants, including expenses for redecoration, alterations and other costs in connection with preparing the Premises for the new tenant) and receivers' fees incurred in connection with the appointment of and performance by a receiver to protect the Premises and Lessor's interest under this Lease and any necessary or reasonable alterations; second, to the payment of any indebtedness of Lessee to Lessor other than Rent due and unpaid hereunder; third, to the payment of Rent due and unpaid hereunder; and the residue, if any, shall be held by Lessor and applied in payment of other or future obligations of Lessee to Lessor as the same may become due and payable, and Lessee shall not be entitled to receive any portion of such revenue.

          Upon the occurrence of any Event of Default and termination, re-entry, expiration and/or dispossession by summary proceedings or otherwise, (1) all Rent up to the date of such occurrence shall become due thereupon and be paid up to the time of such re-entry, dispossession and/or expiration; and/or (2) Lessee shall also pay Lessor as liquidated damages for the failure of Lessee to observe and perform Lessee's covenants herein contained, any deficiency between the Rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the Premises for each month of the period which would otherwise have constituted the balance of the term of this Lease. The failure of Lessor to re-let the Premises or any part or parts thereof shall not release or affect Lessee's liability for damages and in any event, Lessee shall remain liable for all Rent and other amounts which become due before or after the Event of Default, even if Lessor retakes possession of the Premises. In computing such liquidated damages there shall be added to such deficiency such reasonable expenses as Lessor may incur in connection with re-letting such as legal expenses, reasonable attorneys' fees, brokerage and for keeping the Premises in good order. Any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Lessor to collect the deficiency for any subsequent month by a similar proceeding. Lessor shall in no event be liable in any way whatsoever for failure to re-let the Premises, or in the event the Premises are re-let, for failure to collect the rent under such re-letting. Mention in this Lease of any particular remedy shall not preclude Lessor from any other remedy, in law or in equity. Lessee hereby expressly waives any and all rights of redemption granted by or under any laws in effect as of the Commencement Date or thereafter in the event of Lessor obtaining possession of the Premises, by reason of the violation by Lessee of any of the covenants and conditions of this Lease, or otherwise.

          If Lessee shall fail to make any payment or perform any act required to be made or performed under this Lease, Lessor, without waiving or releasing any obligation or default, may (but shall not be obligated to) at any time, and upon reasonable notice to Lessee, make the payment or perform the act for the account and at the expense of Lessee, and may enter upon the Leased Premises for that purpose and take all actions as may be necessary to correct Lessee's breach. No such entry shall be deemed an eviction of Lessee. All sums so paid by Lessor and all costs and expenses (including, but not limited to, reasonable attorney's fees and expenses) so incurred, together with interest at the rate of 18% per annum from the date of payment, shall constitute additional rent and shall be payable by Lessee to Lessor on demand.

          15.3   Attorneys' Fees. In the event either party defaults in the
                 ---------------
performance of any of the terms, covenants, agreements or conditions contained in this Lease and the non-defaulting party places the enforcement of this Lease, or the collection of any Rent due or to become due, or recovery of possession of the Premises, in the hands of an attorney, or files suit upon the same, the defaulting party agrees to pay all reasonable attorneys' fees incurred by the non-defaulting party.

          15.4   Condition on Lessor's Liability. Lessee shall not be entitled
                 -------------------------------
to claim a constructive eviction from the Premises unless Lessee shall have first notified Lessor of the condition or conditions giving rise to such claim, and Lessor shall have failed within a reasonable time after receipt of such notice to remedy such conditions to Lessee's reasonable satisfaction.

          15.5   Lessee's Remedies. In the event that Lessor fails to perform
                 -----------------
any act to be performed by Lessor hereunder or to comply with any material condition or covenant contained herein on Lessor's part to be kept or performed and such failure continues for a period of thirty (30) days after written notice from Lessee to Lessor; provided that such period shall be extended for the period of time reasonably necessary to cure such failure so long as Lessee promptly commences such cure within such 30-day period and thereafter diligently prosecutes such cure to completion, then Lessee, in addition to any other remedy herein, may terminate this Lease without further liability to Lessor and pursue any remedies, at law or in equity, to which Lessee is entitled.

     16.  BROKER. As part of the consideration for the granting of this Lease,
          ------
Lessee represents and warrants to Lessor that no broker negotiated this Lease or was instrumental in negotiating or consummating this Lease on behalf of Lessee. Lessee agrees to indemnity Lessor for any breach of the foregoing warranty. Lessor represents and warrants to Lessee that no broker other than Grubb & Ellis/West Shell Commercial on behalf of Lessor negotiated or was instrumental in negotiating or consummating this Lease and Lessor agrees to indemnify the Lessee for any breach of the foregoing warranty.

     17.  ENTRY BY LESSOR. Lessee shall provide Lessor with the names of two
          ---------------
persons Lessor may contact for entry into the Premises for emergencies and for other matters arising in administering this Lease. If, after reasonable notice to Lessee, except in the case of emergency, a representative of Lessee is not present to permit Lessor to enter the Premises at any time that entry is necessary or permissible, Lessor or its agents may enter by a master key or may, if necessary, in the case of emergency, forcibly enter the same without any liability, provided that, during such entry, reasonable care shall be used to avoid damage or injury to Lessee's property.

     18.  LESSOR'S SUCCESSORS. The term "Lessor" as used in this Lease shall be
          -------------------
limited to mean and include only the owner or owners, at the time, of the fee of the Premises, their successors and assigns, so that in the event of any subsequent bona fide sale or sales, conveyance or conveyances of the Premises, the previous Lessor shall be entirely released with respect to the performance of all subsequently accruing covenants and obligations on the part of Lessor provided that Lessor is not in default under this Lease at the time of such conveyance and the successor Lessor assumes all of such departing Lessor's obligations hereunder. The retention of fee ownership by a Lessor of the Building or of the land on which it is located under an underlying lease which is now or hereafter in effect, shall not be deemed to impose on such underlying lessor any liability, initial or continuing, for the performance of the covenants and obligations of Lessor.

     19.  LIMITATION UPON LESSOR'S LIABILITY. Each and every term, covenant,
          ----------------------------------
condition, and provision of this Lease is hereby made specifically subject to the provisions of this Article 19. It is specifically understood and agreed that Lessee shall have no right to obtain a judgment against any member of Lessor or any officer, manager or employee of Lessor, for any sum of money which is or may be payable under this Lease, or for any deficiency after realization against the Premises, or to enforce or attempt to enforce a claim for any such sum against any of the assets of any shareholder or any officer, director or employee of Lessor. Such exculpation of personal liability is absolute and without any exception whatsoever.

         20.      ENVIRONMENTAL MATTERS.
                  ---------------------

                  20.1     General. Lessee covenants and agrees with Lessor as
                           -------
follows:


                           20.1.1   All notices, permits, licenses or similar
authorizations, if any, required to be obtained or filed in connection with the use and operation of the Premises by Lessee, or anyone claiming by, through or under Lessee, including, without limitation, treatment, storage, disposal or release of a hazardous substance or solid waste into the environment shall be duly obtained or filed by Lessee at its expense;

                           20.1.2   All hazardous substances or solid waste
generated at the Premises shall be transported, treated and disposed of only by carriers maintaining valid permits under the Resource Conservation and Recovery Act (42 U.S.C. (S)(S) 6901 et seq.), as amended ("RCRA") and any other environmental laws, and only at treatment, storage and disposal facilities maintaining valid permits under RCRA and any other environmental laws; and

                           20.1.3   The use of the Premises by Lessee, or anyone
claiming by, through or under Lessee, shall not result in the unlawful or unauthorized disposal or other release of any hazardous substance or solid waste on or to the Premises.

                  20.2     Definitions.
                           -----------

                           20.2.1   The terms "hazardous substance," "release,"
and "threatened release" have meanings as specified in the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), and the terms "solid waste" and "disposal" (or "disposed") have meanings as specified in RCRA; provided, however, in the event either CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply after the effective date of such amendment, and provided further that to the extent the laws of the State of Ohio establish a meaning for "hazardous substance," "release," "solid waste," or "disposal" which is broader than that specified in either CERCLA or RCRA, such broader meaning shall apply.

                           20.2.2   The term "environmental laws" means any and
all laws, statutes, ordinances, rules, regulations, orders, or determinations of any governmental authority pertaining to health or the environment in effect in any and all jurisdictions in which the Premises is located, including, without limitation, the Clean Air Act, the Clean Water Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Occupational Safety and Health Act, the Resource Conservation and Recovery Act, the Safe Drinking Water Act, and the Toxic Substances Control Act, all as amended and including all regulations, permits, and orders issued thereunder.

                  20.3     Lessee's Indemnity of Lessor. Lessee, for itself and
                           ----------------------------
its successors and assigns, hereby undertakes to protect, indemnify and save Lessor and its successors and assigns harmless from any and all liability, loss or damage that Lessor or its successors or assigns may suffer as the result of claims, demands, costs, or judgments against any or all of them, by any third party, including, without limitation, any governmental authority arising from any actual or alleged violation by Lessee or anyone claiming by through or under Lessee of any environmental law, including, but not limited to, liability for costs and expenses of abatement, correction or cleanup, fines, damages, defense costs and penalties, and liability for personal injury or property damage arising under any statutory or common law tort theory, including, without limitation, damages assessed for the maintenance of any public or private nuisance, or for the carrying on of any abnormally dangerous activity. The provisions of this indemnity shall survive this Lease, but shall only apply to claims, demands, costs or judgments arising due to occurrences or activities which occur on or after the date Lessee takes possession.

                  20.4 Lessor's Indemnity of Lessee. Lessor, for itself and its
                       ----------------------------
successors and assigns, hereby undertakes to protect, indemnify and save Lessee, and its successors and assigns, harmless from any and all liability, loss or damage that Lessee, or its successors or assigns may suffer as a result of claims, demands, costs or judgments against any or all of them by any third party, including without limitation, any governmental authority, to the extent any such liability, loss or damage arises from any condition of the Property that existed prior to the Commencement Date or from any actual or alleged violation by Lessor or anyone claiming by, through or under Lessor, or any predecessor owner or occupant of the Land of any environmental law, including but not limited to, liability for costs and expenses of abatement, correction or clean up, fines, damages, defense costs and penalties, and liability for personal injury or property damage arising under any statutory or common law tort theory, including without limitation, damages assessed for the maintenance of any public or private nuisance, or for the carrying on of any normally dangerous activity.

              21. MISCELLANEOUS PROVISIONS.
                  ------------------------

                  21.1 Right of Quiet Enjoyment. If Lessee shall perform all
                       ------------------------
covenants and agreements herein provided to be performed by Lessee, Lessee shall, at all times during the Term, have the peaceable and quiet enjoyment of possession of the Premises, free of hindrance and molestation by Lessor, or any person or entity claiming by, through or under Lessor, subject to the provisions of this Lease.

                  21.2 Subordination/Non-Disturbance. This Lease and all
                       -----------------------------
Lessee's rights under this Lease are subject and subordinate to all underlying leases, trust indentures and mortgages (collectively, "Mortgages") now or hereafter placed on or affecting the Premises, or any interest therein, and all renewals, modifications, consolidations, replacements, substitutions, additions and extensions of any such Mortgages, provided that as to any Mortgage now or hereafter placed on the Premises, the holder thereof executes in recordable form and delivers to Lessee a nondisturbance agreement in which such holder agrees not to disturb Lessee's leasehold interest under this Lease and/or its rights with respect to the Premises so long as no material default hereunder has occurred and is continuing. This provision regarding subordination shall be effective upon the recording of the non-disturbance agreement specified above. In confirmation of such subordination, Lessee shall execute and deliver within seven (7) days after any request by Lessor any subordination agreement that Lessor may reasonably request. In the event any proceedings are brought for the foreclosure of any Mortgage or the termination of any underlying lease, Lessee shall, upon request, attorn to the purchaser or transferee upon foreclosure, and/or the holder of the reversion under any such underlying lease, and recognize such purchaser, transferee or holder as the Lessor under this Lease to the same extent and effect as the original Lessor. Lessee agrees to execute and deliver upon the request of Lessor, or any such purchaser, transferee or holder, any instrument necessary or desirable to evidence such attornment. If the non-disturbance agreements are provided by the holders of each of the Mortgages as provided above, then Lessee shall waive any right which it may have by law to terminate this Lease or to surrender possession of the Premises by reason of any such foreclosure proceedings or termination of any underlying lease. Lessor shall use reasonable efforts to obtain a Subordination, Nondisturbance and Attornment Agreement from the current holder of the mortgage on the Property in form reasonably satisfactory to Lessee within thirty (30) days after the date of this Lease.

                  21.3 Estoppel Certificates. Within fifteen (15) days after
                       ---------------------
receipt from Lessor, Lessee, any owner, transferee or purchaser at foreclosure of the Building, any potential purchaser of the Building pursuant to contract, or any holder or potential holder of a Mortgage, Lessor or Lessee will execute estoppel certificates addressed to such person(s), certifying as to such facts (if true) and agreeing to such notice provisions and other matters, as such person(s) may reasonably require with respect to the status of this Lease.

                  21.4 Rights of Assigns. Except where specifically limited, the
                       -----------------
rights and liabilities of the parties hereto shall run to the benefit of and shall be binding upon the representatives, heirs, devisees, assigns and successors in interest of Lessor and Lessee.

                  21.5 Surrender at End of Term. Lessee shall quit and surrender
                       ------------------------
the Premises at the expiration or earlier termination of this Lease. The Premises shall be broom clean, in the same condition and repair as of the Commencement Date, except for ordinary wear and tear damage by fire and casualty and repairs which are Lessor's obligation hereunder, with alterations, additions and improvements, except as otherwise provided herein. Lessee's obligations under this Section shall survive the expiration or earlier termination of this Lease.

                  21.6 Holding Over. At the expiration or earlier termination of
                       ------------
the Term of this Lease, any holdover shall be from month to month on the same terms and conditions as herein provided, except that monthly Base Rent shall be an amount equal to one and one-half (1 1/2) the monthly Base Rent due at the expiration of the Term, and in the event of such holdover this Lease may be terminated by either party by providing thirty (30) days' prior written notice to the other.

                  21.7 Waiver. No waiver of any covenant or condition, or the
                       ------
breach of any covenant or condition of this Lease shall be taken to justify or authorize a nonobservance on any other occasion of such covenant or condition or any other covenant or condition or to constitute a waiver of any subsequent breach of such covenant or condition. Acceptance of Base Rent,

Additional Rent or any other sums by Lessor at any time when Lessee is in default of any covenant or condition hereof shall not be construed as a waiver of any such default or of Lessor's right to terminate this Lease on account of such default.

                  21.8  Notice. Any notice, consent or waiver required or
                        ------
permitted to be given or served by either party to this Lease shall be in writing and mailed by certified or registered mail, return receipt requested, addressed as follows:

                  Lessor:  Park Place, LLC
                           12100 Reed Hartman Highway
                           Cincinnati, Ohio  45241
                           Attention:  Steven Boymel

                  With a
                  Copy to: Keating, Muething & Klekamp, P.L.L.
                           1400 Provident Tower
                           One East Fourth Street
                           Cincinnati, Ohio  45202
                           Attention:  Herbert B. Weiss, Esq.

                  Lessee:  Sight Resource Corporation
                           3100 Hawkslanding
                           Cincinnati, Ohio 45244
                           Attention:  Carene Kunkler


                  Either party may, from time to time, change its notice address by notice to the other in accordance with the provisions of this Section.

                  21.9  Inability to Perform. Neither party shall be deemed to
                        --------------------
be in default under this Lease if such party is unable to fulfill any of its obligations under this Lease, or to supply, or is delayed in supplying, any service expressly or impliedly to be furnished, or is unable to make, or is delayed in making, any improvements, repairs, additions, alterations or decorations, or is unable to supply or is delayed in supplying any equipment or fixtures, if such party is so prevented or delayed by reason of strike, lockout or labor dispute, lack or failure of customary sources of supply of fuel, labor and materials, or due to any other cause beyond the reasonable control of such party, including, but not limited to, national emergency, any law or governmental rule, order or regulation, war, civil commotion, riot, interference by civil or military authorities, fire or other casualty.

                  21.10 Severability. If any provision of this Lease or the
                        ------------
application thereof to any person or circumstance is invalid, such invalidity shall not affect other provisions or applications of this Lease which can be given effect without the invalid provision or application, and to this end the provisions of this Lease are declared to be severable.

                  21.11 Counterparts. This Lease may be executed in any number
                        ------------
of counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

                  21.12 Entire Agreement. This Lease is intended by the parties
                        ----------------
hereto to be the final expression of their agreement with respect to the matters herein contained and is the complete and exclusive statement of the terms thereof, notwithstanding any representation or statement to the contrary heretofore made.

                  21.13 Other Agreements. This Lease shall be merged into any
                        ----------------
and every other agreement or understanding between the parties hereto with respect to the matters herein contained.

                  21.14 Memorandum of Lease. If requested by either party,
                        -------------------
Lessor and Lessee shall execute a Memorandum of this Lease in recordable form in accordance with the provisions of Section 5301.251 of the Ohio Revised Code, and Lessee shall record the same in the Office of the Hamilton County, Ohio Recorder.

                  21.15 Option to Lease. Provided Lessee is not in default of
                        ---------------
this Lease after the expiration of any applicable cure periods, Lessee shall have the option, at Lessee's sole cost and expense, prior to Lessor entering into a binding lease agreement with a third party, to lease additional space within the Building which becomes available for rental (the "Available Leased Premises"). Lessor shall provide Lessee with written notice of an bona fide offer from a third party to Lease the Available Leased Premises ("Lessor's Notice"), which shall contain the terms of the offer. Lessee shall have two (2) days from the date of receipt of Lessor's Notice in which to elect to lease the Available Leased Premises in accordance with the terms and conditions of the offer. In no event, however, shall Lessee's Base Rent in the Available Leased Premises be less than Lessee's Base Rent in the Leased Premises. If Lessee fails to exercise its right of first refusal by delivering written notice to Lessor prior to expiration of such two (2) day period, Lessor shall be free to lease the Available Leased Premises to a third party upon the same terms and conditions contained in the offer. If Lessee elects to exercise its option, the terms and conditions not identified in the offer shall be determined by this Lease.

                  21.16 Storage. Lessee, at Lessee's sole risk, shall be
                        -------
permitted to store personal property in the storage area (the "Storage Area") available on the first floor of the Building provided that Lessee is not then currently in default of this Lease after the expiration of any applicable cure periods and such use does not interfere with the use and access of the Storage Area by Lessor. Any damage caused to the Storage Area by Lessee's use thereof shall be promptly repaired and restored to the same condition prior to such damage.

                  21.17 Lessee's Early Termination Right. Provided Lessee is not
                        --------------------------------
in default of this Lease after the expiration of any applicable cure period (and Lessee shall not be deemed to be in default for purposes of this Section 21.17 if Lessor has accepted the payment for any sums due hereunder even if such acceptance occurs beyond any applicable cure periods), Lessee shall have the right to terminate this Lease on the last day of the third
(3rd) Lease Year. If Lessee elects to terminate this Lease early, Lessee shall reimburse Lessor the remaining unamortized cost of the Tenant Finish Improvements and any unamortized leasing fees (including leasing commissions). Furthermore, Lessee shall reimburse Lessor such amount necessary to ensure Lessee's annual Base Rent for the preceding three (3) Lease Years averages $17.00 per square foot. Lessor shall notify Lessee of the amount owed promptly after receiving the termination notice from Lessee. Lessee shall have this early termination right so long as Lessee provides Lessor with ninety (90) days written notice. In addition to the other requirements of this Section 21.17, Lessee may only exercise this early termination right if Lessee notifies Lessor in advance that Lessee requires more space in the Building in order to operate its business and Lessor is unable to provide such additional space as and when required by Lessee.

         IN WITNESS WHEREOF, the parties hereto have hereunto set their hands as of the day and year first above written.

SIGNED AND ACKNOWLEDGED             LESSOR:
IN THE PRESENCE OF:
                                        PARK PLACE, LLC,  an Ohio limited
                                        liability company


                                        By: /s/ Steve Boymel
                                           -----------------
                                          Name: Steve Boymel
                                               -------------
                                          Title:Vice President
                                                --------------

                                    LESSEE:

                                        SIGHT RESOURCE CORPORATION, a Delaware
                                        corporation


                                        By: /s/ Carene Kunkler
                                            ------------------
                                        Name: Carene Kunkler
                                              --------------
                                        Title:President
                                              ---------


STATE OF OHIO                       )
                                    )    SS:
COUNTY OF HAMILTON                  )

         The foregoing instrument was acknowledged before me this 9th day of July, 2001 by Steve Boymel of Park Place, LLC, an Ohio limited liability company, on behalf of the limited liability company


                                        Debra Lockard
                                        -------------
                                        Notary Public, State of Ohio
                                        My Commission Expires May 19, 2002

STATE OF OHIO                       )
                                    )    SS:
COUNTY OF HAMILTON                  )

                                     -28-
         The foregoing instrument was acknowledged before me this 9th day of July, 2001 by Carene Kunkler of Sight Resource Corporation, a Delaware corporation, on behalf of the corporation.

                                        Karen Papner
                                        ------------
                                        Notary Public, State of Ohio
                                        My Commission Expires June 1, 2003



This Instrument Prepared By:

Benjamin A. Schneider, Esq.
Keating, Muething & Klekamp, P.L.L.
1400 Provident Tower
One East Fourth Street
Cincinnati, Ohio 45202
(513) 579-6400

                                  EXHIBIT "A"
                                  ----------
                               DRAWING OF SPACE
                               ----------------

                                 EXHIBIT "B"
                                 ----------
                              LEGAL DESCRIPTION
                              -----------------

                                  EXHIBIT "C"
                                  ----------

                          TENANT FINISH IMPROVEMENTS
                          --------------------------